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Exhibit 10.6.6

ADDENDUM

BETWEEN

        AVENTIS BULK S.p.A., having its registered office at Piazzale Stefano Tuerr 5, Milan, with Milan Companies Registry no. 1227289 and with Tax and VAT No. 08517160159, in the person of its pro tempore legal representative (hereinafter referred to as "AVENTIS BULK")

AND

        BIosearch MAnufacturing S.R.L., having its registered office at Via Pomarico Pisticci Scalo, Pisticci (MT), entered in the Matera Companies Registry, Tax and VAT No. 01023770777, in the person of its pro tempore legal representative (hereinafter referred to as "BIMA")

        (AVENTIS BULK and BIMA are hereinafter referred to jointly as the "PARTIES").

WHEREAS

I.
On 2 November 1999, BIOSEARCH ITALIA S.p.A. and GRUPPO LEPETIT S.p.A. concluded a production agreement for the [*] (hereinafter "Production Agreement 1").

II.
Subsequently on 30 April 2001 the Production Agreement was assigned by GRUPPO LEPETIT to AVENTIS BULK, with BIOSEARCH ITALIA S.p.A. expressly consenting to the assignment.

III.
Subsequently on 30 November 2001 the Production Agreement was assigned by BIOSEARCH ITALIA S.p.A. to BIMA, with AVENTIS BULK expressly consenting to the assignment.

IV.
Subsequently on 28 February 2002, BIMA and AVENTIS BULK concluded a production agreement for the [*] (hereinafter "Production Agreement 2").

V.
Production of the [*] is duly taking place in accordance with the provisions of Production Agreements 1 and 2.

VI.
The PARTIES wish to partially amend Production Agreements 1 and 2 in relation to the implementation by AVENTIS BULK of certain activities in support of the production of the product.

Consequently the PARTIES

AGREE AS FOLLOWS

ARTICLE 1

        The preceding recitals are an integral part of this Agreement.

ARTICLE 2

2.1
BIMA requests AVENTIS BULK to conduct activities in [*]; in support of the production of [*]. For its part AVENTIS BULK accepts. By support is meant constant availability, on the request of the production and/or BIMA, to perform laboratory tests on all stages of the industrial process which may require further adaptation or verification.

        [*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

  In particular, BIMA requests

  2.1.1.
  the reproduction by [*] of the [*] method, sent by the AVENTIS BULK Brindisi plant) at the time GRUPPO LEPETIT S.p.A.) in October 2000 by e-mail for the attention of Mr. C. Massari, in [*];

  2.1.2.
  the reproduction by [*] of a [*] on 7 May 2001 to Dr. Jean Francois Le Borgne at the AVENTIS BULK Brindisi plant, [*];

  2.1.3.
  the reproduction by [*] of the method that will be delivered by BIMA to the Brindisi plant by [*], a method which [*];

  2.1.4.
  the reproduction by [*] of the subsequent [*] pursuant to the preceding subparagraph 2.3.1.

  All of the foregoing tests shall be accompanied by [*].

2.2
AVENTIS BULK undertakes to provide such support through its own facilities located at the Brindisi plant.

2.3
BIMA undertakes to supply AVENTIS BULK always the latest version of the methods delivered.

2.4
The services described in subparagraphs 2.1.1 and 2.1.2 above constitute the completion of activities incumbent on AVENTIS BULK for the last year in relation to what is set forth in recital VI.

ARTICLE 3

        In consideration of the activities performed in support of the production of [*] and [*] that are the subject matter of this Deed, BIMA undertakes to pay AVENTIS BULK an all-inclusive sum per annum of €[*] plus VAT, payable in [*] instalments of €[*] each. AVENTIS BULK will issue the relevant invoices, which shall be paid by BIMA by wire transfer within [*] from the end of the month the invoice is issued in.

ARTICLE 4

        The PARTIES undertake to negotiate the activities in support of the production described in Article 2 above for next year by [*] if so expressly requested by either BIMA or AVENTIS BULK.

ARTICLE 5

        Save as otherwise provided for in this Deed, all the terms and conditions of the Production Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF the PARTIES have duly executed this Deed on the day, month and year indicated hereunder.

Brindisi, 28 March 2002

AVENTIS BULK S.p.A.                        Biosearch Manufacturing S.R.L.

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  Exhibit 10.6.6